CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 19, 2004
                                        Date of Report
                        (Date of Earliest Event Reported)

                                Amarillo Biosciences, Inc.
             (Exact name of registrant as specified in its charter)

            Texas                      0-20791                  75-1974352
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)

                            4134 BUSINESS PARK DRIVE
                           AMARILLO, TEXAS 79110-4225
               (Address of principal executive offices (zip code))

                                 (806) 376-1741
              (Registrant's telephone number, including area code)



ITEM  4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 19, 2004 as the Amarillo Biosciences, Inc.'s independent auditors. Malone & Bailey's report dated April 16, 2004, on the Amarillo Biosciences, Inc.'s consolidated balance sheet of Amarillo Biosciences, Inc. as of December 31, 2003, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years then ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that the report indicated that the Company has suffered recurring losses and its need to raise additional capital that raise substantial doubt about its ability to continue as a going concern.

In connection with the audit of the Amarillo Biosciences, Inc.'s financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. The Amarillo Biosciences, Inc. has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 19, 2004 is filed as Exhibit 16 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on August 19, 2004 as the Amarillo Biosciences, Inc.'s principal accountant to audit the financial statements of the Amarillo Biosciences, Inc. The decision to change accountants was approved by the Board of Directors.

During the years ended December 31, 2003 and 2002 and subsequent to December 31, 2003 through the date hereof, neither the Amarillo Biosciences, Inc. nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Amarillo Biosciences, Inc.'s consolidated financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to the Amarillo Biosciences, Inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with the Amarillo Biosciences, Inc.'s former accountant.

The Amarillo Biosciences, Inc. has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish the Amarillo Biosciences, Inc. with a letter addressed to the Commission containing any new information, clarification of the Amarillo Biosciences, Inc.'s expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by the Amarillo Biosciences, Inc. in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised the Amarillo Biosciences, Inc. that no such letter need be issued.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c) EXHIBITS

16.1 Letter from Malone & Bailey, PLLC regarding change in certifying accountant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Amarillo Biosciences, Inc.


By:      /s/ Joseph M. Cummins
         --------------------------
         Joseph M. Cummins
         Chief Executive Office


Dated:  August 19, 2004